UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        April 28, 2010

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

ONTARIO, CANADA	001-32449	98-0358363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada		M9C 5L5
(Address of principal executive offices)		(Zip code)

(Registrant’s telephone number, including area code)        416-596-7664

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders

On April 27, 2010 the Company held an Annual Meeting of Shareholders at which the following actions were taken:

1.	The following directors were elected with the indicated number of votes set forth below:

Nominee	For	Withheld	Non-Vote
Richard D. McGraw	8,049,103	4,352,424	939,192
Richard E. Gaetz	12,295,631	105,896	939,192
Anthony F. Griffiths	11,651,585	749,942	939,192
John R. Gossling	12,173,744	227,783	939,192
Georges L. Hébert	12,293,631	107,896	939,192
William S. Deluce	12,293,631	107,896	939,192

2.	The proposal for the ratification of the appointment of KPMG LLP as Independent Auditors for 2010 was voted on and approved at the meeting by the following vote: For: 13,210,223 Withheld: 130,496 Non-Vote: Nil

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.

Date: April 28, 2010	By:	/S/ SEAN P. WASHCHUK
	Name:	Sean P. Washchuk
	Title:	Vice President Finance and Chief Financial Officer